UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2013

Date of reporting period:  July 31, 2013

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2013

The Mexico Equity and Income Fund Inc.

September 26, 2013

Dear Fellow Stockholders:

Recent headlines indicate that the pace of structural economic change in Mexico, led by President Enrique Peña Nieto, is accelerating, albeit not without resistance from those with a vested interest in maintaining the status quo.  His most significant initiatives include breaking up Mexico’s telecommunications monopolies, opening up its oil and gas industry to private and foreign investment, overhauling the tax code to incentivize growth, and reforming the education system to make teachers more accountable.

Perhaps the most significant economic problem for Mexico is its stifling labor laws which make businesses reluctant to hire.  A primary goal of President Peña Nieto’s tax reform plan is to introduce incentives to reduce Mexico’s underground economy, which employs about 60% of the country’s workforce.  Currently, if an employee is fired, he or she is entitled to generous severance payments.  It would be fairer and more efficient to substitute a broad-based unemployment insurance program to provide a social safety net for laid off workers.

In my opinion, reforms like these could, over time, unlock Mexico’s potential for economic growth and lift it out of the “emerging market” category.  Of course, the devil is in the details but, it seems to me that President Peña Nieto is on the right track and that long-term investors in the Mexico Equity and Income Fund have reason to be optimistic.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders:

We present the Annual Report of the Mexico Equity and Income Fund, Inc. (“MXE” or the “Fund”) for the year ended July 31, 2013.

MXE’s PERFORMANCE

The Net Asset Value per share (“NAV”) of the MXE increased by 31.56% in US Dollar terms and the closing market price of the MXE (on the New York Stock Exchange) increased by 32.55% in US Dollar terms for the one-year period ended July 31, 2013.

The closing market price of the MXE on July 31, 2013 was US$ 15.84, representing a discount of  -11.61% to the NAV of 17.92.  The net assets of the MXE totaled US$ 110,215,862 million.  (Source: Bloomberg and U.S. Bancorp).

MXE granted an excess return of 2,557 basis points to its shareholders compared to the MSCI Mexico Index’s return.

(Source: Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

The reasons for the MXE’s outperformance of the MSCI Mexico Index are: (1) our de-indexed and fundamental approach, and (2) our disciplined adherence to a highly diversified portfolio in accordance with the Fund’s Investment Policies and Restrictions as well as the investment strategy we set up for the Fund in early 2009.  (See: www.paminversion.com/systematic factors).

The risk-adjusted performance relative to the MSCI Mexico-Index was 25.63%.  (Source: PAM, Bloomberg).

The Fund’s returns are stated in absolute and annual average terms of its Net Asset Dollar Value per Share through July 31, 2013.

As of July 31, 2013.
				Total Annual Average Dollar Return
				through July 31, 2013 (dividends reinvested)
							Since
	1 Month	Y-T-D	1 Year	3 Years	5 Years	10 Years	Inception in
FUND							August 30, 1990
MXE NAV	5.66%	11.51%	31.56%	20.12%	6.07%	21.12%	14.90%
MXE Market Price	2.92%	11.16%	32.55%	20.25%	8.52%	22.75%	15.12%
MSCI Mexico - Index	1.91%	-3.98%	5.99%	10.18%	5.27%	16.90%	12.56%
Excess Return vs.
MSCI Mexico Bps	375	1,549	2,557	994	80	422	234

(Source: U.S. Bancorp., Bloomberg, Thomson.)

Performance data quoted represents past performance; it does not predict or guarantee future performance.  The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost.  Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 and or by consulting the Fund’s web page: www.mxefund.com.

The Fund’s 179.10% turnover (Source U.S. Bancorp) stemmed mainly from our decision to include companies poised to benefit from structural reforms in labor, education, competition, and the energy sectors in the MXE portfolio.

Our objective was to maximize shareholder value through a higher risk-adjusted performance.

MXE’S SHARE REPURCHASES

For the fiscal year ended July 31, 2013, 215,118 shares were repurchased, which amounted to US$ 2,671,807 at a weighted average discount of 12.82%.  Accretion per stock certificate was US$ 0.06406.  The Fund’s high and low discount rates were -17.84% and -7.87%, respectively, with an average of -12.21%. (Source: Bloomberg and U.S. Bancorp).

THE MEXICO EQUITY AND INCOME FUND, INC.

MEXICO’S STRUCTURAL REFORM AGENDA

Mexico is currently facing one of the biggest opportunities of recent times:  Besides the Labor, Education and Competition reform, on August 12, 2013, President Peña Nieto submitted to Congress a bill amending articles 27 and 28 of the Federal Constitution to reform the oil, gas and electricity sectors.

The Bill was submitted within the context of “El Pacto por Mexico”, signed by the leaders of the main political parties (PAN, PRI, and PRD), and has successfully continued to encapsulate political willingness to negotiate, agree to and enable Congress to pass key structural reforms.  (See note: Reforms Agenda www.paminversion.mx/publications).

The Reform agenda consists of: (1) Labor Reform to boost productivity through promotions and remuneration and reduce the high burden of firing through more flexible labor market legislation; (2) Education Reform to overhaul the current educational system; (3) Competition (Telecom) Reform, which allows up to 100% foreign investment in the telecom and satellite communication sectors and introduces measures to curb monopolistic practices; (4) Financial Reform which seeks to boost lending to the private sector, especially to small and medium-sized enterprises “SME”; (5) Energy Reform allowing private participation in the oil sector as well as incentives for technological development and job creation.  Private participation in electricity generation is noteworthy; (6) Fiscal Reform (progressive) that sustains government revenue and lowers the government’s dependency on oil-related income by changing the state-owned-oil company (PEMEX)’s tax regime as well as reducing income volatility from energy prices in pursuit of social progress; (7) Electoral and Political Reform to guarantee and reorganize the political fabric of the economic reforms.  (See note: Energy and Fiscal Reform Summary and Its Ten Benefits www.paminversion.mx/publications).

INVESTMENT STRATEGY

As a result of our bottom-up approach and de-indexed investment management, at the end of its fiscal year the Fund did not have an overweight of more than 10% in any individual stock or industry, and had approximately 95% invested in Equities, including 5% in Real Estate Investment Trusts, 2% in a Private equity Fund, and 3% in Fixed-Income, which are classified as non-equity for the purpose of our equities contribution report assessments.  (Source: PAM).

During the Fund’s fiscal year, Industrial exposure was the biggest contributor (5.82%) to the Fund’s performance, followed by insurance (5.65%), commercial banks (2.99%), multiline retailing (2.97%), and hotels, restaurants and leisure (2.85%).  Wireless telecommunication services was the only industry detractor registering -2.23% according to PAM’s contribution report.

THE MEXICO EQUITY AND INCOME FUND, INC.

The three main changes in the portfolio during the Fund’s fiscal year were: a reduction of (9%) in Wireless telecommunication services, (4%) in Food and staples retailing and (3.6%) in chemicals versus increases of (5%) in Gas utilities, (5%) in Hotels, restaurants & leisure and (5%) in Beverages (Source: PAM).

The Fund will likely continue to underweight America Movil (19.41% weight in MSCI Mexico Index) due to our de-indexed investment strategy.  We believe that our stock picking and improved diversification will continue to underpin our value investing.

ADMEXCK-09 Discovery II Private Equity Fund has helped diversify the Portfolio for the Fund’s fiscal year and Volaris (a low-cost carrier), one of Fund’s underlying companies, recently successfully placed its initial public offering IPO.  (See note: Volaris IPO www.paminversion.mx/publications).

MEXICAN ECONOMY

The Mexican Economy suffered a strong deceleration in 1H 2013, mainly attributable to the manufacturing sector impacted by weak external demand.  The economic deceleration was also impacted by a relatively less efficient deployment of government spending in 4Q’12 and 1Q’13, in particular in the construction sector owing to the new administration’s delay in kick-starting its infrastructure program as well as ongoing financial problems faced by Mexico’s largest homebuilders.  (See note: Mexican economy review and housing sector www.paminversion.mx/publications).

CLOSING REMARKS

In light of “El Pacto por Mexico”, we are optimistic about Congress passing both the Energy and Fiscal bills, which aim to liberalize Pemex’s fiscal regime and boost non-oil public revenues.  All in all, both bills are complementary and although the Fiscal bill implies higher taxes, the Energy bill would likely transform the industrial sector and accomplish a higher rate of economic growth thereby increasing productivity in the mid to long term.  It is noteworthy President Peña’s emphasis on building social progress through such an ambitious structural reforms agenda.  (See note: Solid macroeconomic framework and challenges www.paminversion.mx/publications).

Overall, we remain cautiously optimistic for the mid-to-long-term with a portfolio that is well positioned in companies poised to benefit from new business opportunities, lower electricity costs and input prices, greater competition and productivity, more credit for SMEs, and improved legal certainty and transparency.

We are grateful to our team for its ongoing dedication, which has enabled us to grant the Fund’s shareholders a return exceeding the expected return of MSCI Mexico Index with lower associated risk during the Fund’s fiscal year ended July 2013.

THE MEXICO EQUITY AND INCOME FUND, INC.

We are committed to continue enhancing the long-term value of the Fund for the benefit of MXE shareholders.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

The information provided herein represents the opinion of Pichardo Asset Management and not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com.  Read it carefully before investing.

All investments involve risk.  Principal loss is possible.  Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors.  These risks are greater in the emerging markets.  Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Mexican Economic and Political Factors.  Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks.  Nonetheless, on March 12, 2013 Standard & Poor’s revised upward its sovereign foreign currency credit outlook on Mexico from stable to positive.  The current rating is BBB.  The agency stated that higher odds of reforms being approved, was the main reason to revise upwards.

A REIT’s share price may decline because of adverse developments affecting the real estate industry.  Investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market.  In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos.  As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

THE MEXICO EQUITY AND INCOME FUND, INC.

Fund’s holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.  Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate which could result in higher transaction costs and higher tax liability which may affect returns.

Definitions

•
MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange.  The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).

•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding.  The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers, and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day.  Market price of common share may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV.  The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	Alpha stocks are an equity class as classified by PAM based on the following criteria: High Total Return. Dividend + share repurchase + capital increase.

•	Beta stocks are an equity class as classified by PAM based on the following criteria: Infrastructure related with internal free cash flow.

•	Special Situation stocks is an equity class as classified by PAM based on the following criteria: Value oversold stocks. Below its intrinsic value as determined by PAM. Less than 1 times book value.

•
REIT: Real estate investment trusts, a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.  REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

•	References to other funds should not be considered a recommendation to buy or sell any security.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
GDP: Gross Domestic Product.  The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.  It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•	Jensen’s Alpha: A measure of the return on a portfolio over what the capital asset pricing model predicts, given the beta and market return on that portfolio. The index also adjusts for risk.

•	INEGI: The National Institute of Statistics and Geography.

•	SME: Small and medium enterprises or small and medium-sized enterprises.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2012	2011	2010	2009	2008
Real GDP Growth (y-o-y)	3.90%	3.90%	5.50%	-6.50%	1.30%
Industrial Production (y-o-y Average)	3.90%	3.80%	6.06%	7.29%	-0.04%
Trade Balance (US billions)	$0.20	$-1.17	$-3.12	$-4.70	$15.53
Exports	$370.90	$349.68	$298.36	$229.70	$291.81
Export growth (y-o-y)	6.20%	17.20%	28.20%	-18.10%	7.30%
Imports	$370.80	$350.84	$301.48	$234.40	$308.65
Import growth (y-o-y)	5.70%	16.40%	25.00%	-19.90%	9.50%

Financial Variables and Prices
28-Day CETES (T-bills) Average	4.29%	4.81%	4.40%	4.51%	7.97%
Exchange rate (Pesos/US$) Average	13.15	12.60	12.63	13.50	11.16
Inflation IPC, 12 month trailing	3.60%	3.82%	4.40%	3.57%	6.53%

Mexbol Index
USD Return	28.97%	-13.46%	28.79%	55.34%	-40.48%
Market Cap- (US billions)	$372.29	$300.00	$281.56	$257.88	$172.14
EV/EBITDA	9.21	x	9.0	x	9.48	x	7.86	x	7.4	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	47.13%	-13.81%	41.91%	40.12%	-52.89%
Share Price	45.13%	-12.18%	48.41%	22.20%	-41.85%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013

Allocation of Portfolio Assets
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013

Schedule of Investments

MEXICO – 99.44%	Shares	Value

COMMON STOCKS – 95.25%

Airports – 3.34%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	1,068,262	$3,680,821

Beverages – 5.83%
Arca Continental, S.A.B. de C.V.	403,053	3,018,618
Fomento Economico Mexicano, S.A.B. de C.V.	341,257	3,403,286
		6,421,904

Building Materials – 3.94%
Cemex, S.A.B. de C.V. CPO (a)	3,770,898	4,345,785

Cable & Satellite – 4.93%
Megacable Holdings, S.A.B. de C.V.	1,834,246	5,429,750

Chemical Products – 2.18%
Mexichem, S.A.B. de C.V.	513,811	2,404,375

Construction and Infrastructure – 7.83%
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	978,455	2,177,877
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	618,921	6,456,326
		8,634,203

Consumer Products – 2.31%
Kimberly-Clark de Mexico, S.A.B. de C.V.	773,698	2,544,113

Energy – 5.16%
Infraestructura Energetica Nova, S.A.B. de C.V. (a)	1,435,897	5,685,018

Financial Groups – 5.42%
Banregio Grupo Financiero, S.A.B. de C.V.	649,481	3,935,709
Grupo Financiero Banorte, S.A.B. de C.V. – Class O	320,008	2,033,129
		5,968,838

Food Manufacturing – 4.04%
Gruma, S.A.B. de C.V. (a)	840,221	4,450,831

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013

Schedule of Investments (continued)

COMMON STOCKS (continued)	Shares	Value

Holding Companies – 8.62%
Alfa, S.A.B. de C.V. – Class A	2,012,284	$5,165,903
Grupo Carso, S.A.B. de C.V.	871,351	4,338,080
		9,503,983

Hotels, Restaurants, and Recreation – 9.53%
Alsea, S.A.B. de C.V. – Class A	1,507,511	4,119,092
Grupe, S.A.B. de C.V. (a)	2,310,027	3,157,744
Grupo Sports World, S.A.B. de C.V. (a)	2,263,079	3,231,768
		10,508,604

Insurance Services – 6.76%
Qualitias Controladora, S.A.B. de C.V.	2,720,815	7,455,601

Real Estate Services – 5.10%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	2,703,995	5,622,760

Retail – 8.04%
Corporativo Fragua, S.A.B. de C.V.	51,290	903,505
El Puerto de Liverpool, S.A.B. de C.V.	420,951	4,856,208
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	1,133,332	3,101,129
		8,860,842

Mining – 5.45%
Grupo Mexico, S.A.B. de C.V. – Series B	1,948,978	6,004,368

Telecommunication Services – 6.77%
America Movil, S.A.B. de C.V. – Class L	7,086,542	7,456,744
TOTAL COMMON STOCKS (Cost $88,061,721)		104,978,540

CAPITAL DEVELOPMENT CERTIFICATES – 1.97%

Atlas Discovery Trust II (b)	300,000	2,171,017
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)		2,171,017

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Schedule of Investments (concluded)

	PRINCIPAL
MORTGAGE BACKED SECURITIES – 1.89%	AMOUNT		VALUE

Nafin (Infonavit)
4.500%, 02/20/2040	$2,202,000		$786,996
3.300%, 02/20/2041	$3,295,200		1,301,296
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,990,343)			2,088,292

SHORT-TERM INVESTMENTS – 0.33%

Mexican INAFIN
0.000% Coupon, 4.138% Effective Yield, 08/02/2013 (c)	4,671,037	*	365,662
TOTAL SHORT-TERM INVESTMENTS (Cost $370,675)			365,662
TOTAL MEXICO (Cost $92,740,254)			109,603,511

UNITED STATES – 0.22%	SHARES

INVESTMENT COMPANIES – 0.22%

First American Treasury Obligation – Class A	240,877		240,877
TOTAL INVESTMENT COMPANIES (Cost $240,877)			240,877
TOTAL UNITED STATES (Cost $240,877)			240,877
TOTAL INVESTMENTS (COST $92,981,131) – 99.66%			109,844,388
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.34%			371,474
TOTAL NET ASSETS – 100.00%			$110,215,862

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The Advisor has determined these securities to be illiquid. The total value of illiquid securities at July 31, 2013 was $2,171,017 comprising 1.97% of net assets, while the remainder of the Fund’s net assets 98.03% were liquid.

(c)	Effective Yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principalamount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Statement of Assets & Liabilities

ASSETS:
Investments, at value (Cost $92,981,131)	$109,844,388
Foreign currency (Cost $4,819)	4,824
Receivables for investments sold	567,386
Dividends and interest receivable	20,130
Other assets	4,694
Total Assets	110,441,422
LIABILITIES:
Advisory fees payable	104,692
Audit fees payable	31,423
Administration fees payable	22,579
Director fees payable	15,397
Custody fees payable	11,207
Fund accounting fees payable	9,211
Transfer Agent fees and expenses payable	4,131
CCO fees payable	4,083
Legal fees payable	192
NYSE fees payable	155
Accrued expenses and other liabilities	22,490
Total Liabilities	225,560
Net Assets	$110,215,862
Net Asset Value Per Preferred Share ($878,421 / 49,035)	$17.91
Net Asset Value Per Common Share ($109,337,441 / 6,103,408)	$17.91
NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 49,035 shares outstanding
(1,855,128 shares authorized)	$49
Common stock, $0.001 par value; 6,103,408 shares outstanding
(98,144,872 shares authorized)	6,103
Paid-in capital	80,871,603
Accumulated net realized gain on investments and foreign currency	12,476,625
Net unrealized appreciation on investments and foreign currency	16,861,482
Net Assets	$110,215,862

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Year Ended
July 31, 2013
Statement of Operations

INVESTMENT INCOME
Dividends(1)	$1,011,244
Interest(2)	108,536
Total Investment Income	1,119,780
EXPENSES
Advisory fees (Note B)	$1,024,050
Directors’ fees and expenses (Note B)	161,552
Administration fees (Note B)	123,721
Custodian fees (Note B)	63,041
Fund accounting fees (Note B)	48,379
CCO fees and expenses (Note B)	41,883
Legal fees	39,369
Printing and mailing	37,737
Audit fees	31,282
NYSE fees	27,359
Insurance expense	26,611
Transfer agent fees and expenses (Note B)	15,760
Miscellaneous	4,744
Total expenses	1,645,488
NET INVESTMENT LOSS	(525,708)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	15,734,390
Net change in unrealized appreciation on investments and foreign currency transactions	11,083,844

Net gain from investments and foreign currency transactions	26,818,234

Net increase in net assets resulting from operations	$26,292,526

(1)	Net of $37,692 in dividend withholding tax.
(2)	Net of $4,515 in interest withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2013	July 31, 2012
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss	$(525,708)	$(341,110)
Net realized gain on investments and foreign currency transactions15,734,390	3,526,903
Net change in unrealized appreciation (depreciation) in
value of investments and foreign currency transactions	11,083,844	(703,551)
Net increase in net assets resulting from operations	26,292,526	2,482,242

Distributions to Shareholders from:
Net realized gains
Common stock	(1,158,013)	—
Preferred stock	(10,951)	—
Decrease in net assets from distributions	(1,168,964)	—

Capital Share Transactions:
Repurchase of common stock (Note D)	(2,671,807)	(4,666,313)
Decrease in net assets from capital share transactions	(2,671,807)	(4,666,313)

Total increase/(decrease) in net assets	22,451,755	(2,184,071)

Net Assets:
Beginning of year	87,764,107	89,948,178
End of year*	$110,215,862	$87,764,107
*Including accumulated net investment loss of	$—	$(150,309)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$13.78	$13.26	$10.48	$7.37		$28.29
Net investment income (loss)	(0.09)	(0.05)	(0.03)	(0.01)		0.07
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	4.35	0.48	2.75	3.00		(13.95)
Net increase (decrease) from investment operations	4.26	0.43	2.72	2.99		(13.88)

Less: Distributions
Dividends from net investment income	—	—	(0.02)	—		(0.25)
Distributions from net realized gains	(0.19)	—	—	—		(6.52)
Total dividends and distributions	(0.19)	—	(0.02)	—		(6.77)

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.06	0.09	0.08	0.12		0.04
Dilutive effect of Preferred In-Kind Tender Offer	—	—	—	(0.00	)(3)	(0.02)
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—	—	—		(0.29)
Total capital share transactions	0.06	0.09	0.08	0.12		(0.27)

Net Asset Value, end of year	$17.91	$13.78	$13.26	$10.48		$7.37

Per share market value, end of year	$15.84	$12.11	$11.64	$9.25		$6.08
Total Investment Return Based on
Market Value, end of year(1)	32.55%	4.04%	26.09%	52.14%		(43.10)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2013		2012		2011		2010		2009
Ratios/Supplemental Data
Net assets, end of year (000’s)	$109,337		$86,970		$89,184		$74,609		$56,980
Ratios of expenses to average net assets	1.62%		1.57%		1.51%		1.68%		1.82%
Ratios of net investment income (loss)
to average net assets	(0.52)%		(0.42)%		(0.20)%		(0.02)%		0.97%
Portfolio turnover rate(2)	179.10	%(2)	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Year

	For the Year Ended July 31,
	2013	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$13.78	$13.26		$10.48	$7.37		$28.29
Net investment income	(0.09)	(0.05)		(0.03)	(0.01)		0.07
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	4.35	0.48		2.75	3.00		(13.95)
Net increase (decrease) from investment operations	4.26	0.43		2.72	2.99		(13.88)

Less: Distributions
Dividends from net investment income	—	—		(0.02)	—		(0.25)
Distributions from net realized gains	(0.19)	—		—	—		(6.52)
Total dividends and distributions	(0.19)	—		(0.02)	—		(6.77)

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.06	0.09		0.08	0.12		0.04
Anti-dilutive effect of Common Rights Offering	—	—		—	—		—
Anti-dilutive effect of Preferred In-Kind Tender Offer	—	—		—	—		—
Dilutive effect of Preferred In-Kind Tender Offer	—	—		—	(0.00	)(3)	(0.02)
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—		—	—		(0.29)
Total capital share transactions	0.06	0.09		0.08	0.12		(0.27)

Net Asset Value, end of year	$17.91	$13.78		$13.26	$10.48		$7.37

Per share market value, end of year	$14.50 *	$16.03	*	$11.93 *	$9.17	*	$6.85
Total Investment Return Based on
Market Value, end of year(1)	(8.34)%*	34.37	%*	30.36%*	33.87	%*	(38.67)%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)
For a Preferred Share Outstanding Throughout the Year

	For the Year Ended July 31,
	2013		2012		2011		2010		2009
Ratios/Supplemental Data
Net assets, end of year (000’s)	$878		$794		$764		$739		$4,444
Ratios of expenses to average net assets	1.62%		1.57%		1.51%		1.68%		1.82%
Ratios of net investment income (loss)
to average net assets	(0.52)%		(0.42)%		(0.20)%		(0.02)%		0.97%
Portfolio turnover rate(2)	179.10	%(2)	277.48	%(2)	253.20	%(2)	365.58	%(2)	335.64	%(2)

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each year reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013

Notes to Financial Statements

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities. If there are no such closing prices, the value shall be the most recent bid quotation as of the valuation time. If there is no such bid quotation, the security shall be valued at the most recent asked quotation at the valuation time. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at July 31, 2013.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at July 31, 2013. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2013:

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

	Level 1*	Level 2*	Level 3	Total
Equity
Airports	$3,680,821	$—	$—	$3,680,821
Beverages	6,421,904	—	—	6,421,904
Building Materials	4,345,785	—	—	4,345,785
Cable & Satellite	5,429,750	—	—	5,429,750
Capital Development Certificates	—	—	2,171,017	2,171,017
Chemical Products	2,404,375	—	—	2,404,375
Construction and Infrastructure	8,634,203	—	—	8,634,203
Consumer Products	2,544,113	—	—	2,544,113
Energy	5,685,018	—	—	5,685,018
Financial Groups	5,968,838	—	—	5,968,838
Food Manufacturing	4,450,831	—	—	4,450,831
Holding Companies	9,503,983	—	—	9,503,983
Hotels, Restaurants, and Recreation	7,350,860	3,157,744	—	10,508,604
Insurance Services	7,455,601	—	—	7,455,601
Real Estate Services	5,622,760	—	—	5,622,760
Retail	8,860,842	—	—	8,860,842
Mining	6,004,368	—	—	6,004,368
Telecommunication Services	7,456,744	—	—	7,456,744
Total Equity	101,820,796	3,157,744	2,171,017	107,149,557
Mortgage Backed Securities	$—	$2,088,292	$—	$2,088,292
Short-Term Investments	$—	$606,539	$—	$606,539
Total Investment in Securities	$101,820,796	$5,852,575	$2,171,017	$109,844,388

*	There were no significant transfers between levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013

Notes to Financial Statements (continued)

Description	Investments in Securities
Balance as of July 31, 2012	$1,914,447
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	256,570
Balance as of July 31, 2013	$2,171,017

(1)	Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2013:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an increase in
	July 31, 2013	Methodologies	Input(1)	Input(2)
Capital Development Certificates	$2,171,017	Market	Liquidity	Decrease
		Comparables/	Discount
Sum of the Parts
Valuation

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2013, the Fund decreased undistributed net investment loss by $676,017, and decreased accumulated realized gain by $676,017.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2013 and July 31, 2012 were as follows:

Distributions paid from:	7/31/13	7/31/12
Ordinary Income	$246,098	$—
Long-Term Capital Gain	922,866	—
Total	$1,168,964	$—

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$93,589,040
Gross tax unrealized appreciation on investments	18,315,696
Gross tax unrealized depreciation on investments	(2,060,348)
Net tax unrealized appreciation on investments	16,255,348
Undistributed ordinary income	10,150,512
Undistributed long-term capital gains	2,932,246
Total distributable earnings	13,082,758
Other accumulated gains(losses)	$—
Total accumulated earnings(losses)	$29,338,106

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2013, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

Investment Adviser received a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets prior to January 1, 2013. Beginning January 1, 2013, the Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the 7 month period beginning January 1, 2013 through July 31, 2013 the Fund’s investment performance ranged from 15.1% to 29.4% above the investment performance of the Index.  Accordingly, for the 12 month period ended July 31, 2013 the net investment advisor fee consisted of the base fee of $940,886 and an upward performance fee adjustment of $83,164.

Effective January 1, 2013, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $35,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended July 31, 2013, the Fund incurred Administration fees of $123,721; Fund Accounting fees and expenses of $48,379, Transfer Agent fees and expenses of $15,760 and Custody fees of $63,041.

At July 31, 2013, fees of $22,579, $9,211, $4,131 and $11,207 were owed for Fund Administration, Accounting, Transfer Agency, and Custody fees, respectively.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $182,464,886 and $177,441,156 respectively, for the year ended July 31, 2013.

At July 31, 2013 approximately 99.4% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2013 the Fund purchased 215,118 shares of capital stock in the open market at a cost of $2,671,807. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 12.82%.

During the year ended July 31, 2012 the Fund purchased 413,960 shares of capital stock in the open market at a cost of $4,666,313. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 11.39%.

During the year ended July 31, 2013 the Fund continued to offer to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 8,604 preferred shares participated in the offer and were converted to common shares.

During the year ended July 31, 2012 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis. There were no conversions of preferred shares to common shares during the period.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
Notes to Financial Statements (continued)

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

Subsequent event

Note to preferred shareholders.  The New York Stock Exchange (“NYSE”) announced March 21, 2013 that the staff of NYSERegulation, Inc. has determined that the Preferred Stock is no longer suitable for listing because it does not meet the minimum continued listing distribution requirement of 100,000 publicly held shares outstanding as set forth in Section 802.01 of the NYSE Listed Company Manual.  Trading on the NYSE in the Fund’s Preferred Stock was suspended prior to the opening of trading on March 22, 2013.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
The Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended,  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 26, 2013

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
(Unaudited)
Additional Information

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2013, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

INFORMATION REVIEWED

During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, and other matters. In addition, in connection with its annual review of the Agreement, independent counsel on behalf of the Board requested and the Board reviewed information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Board received assistance and advice in the form of a written memorandum regarding legal and industry standards with respect to the renewal of an investment advisory agreement from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and during an executive session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Directors considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Maria Eugenia Pichardo, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Directors reviewed the structure of the Adviser’s compliance program and its continuing commitment to a culture of compliance.  The Directors noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, expense and compliance reports.  The Directors discussed in detail the Adviser’s performance and compliance oversight, including the reports of the Fund’s chief compliance officer to the Directors on the effectiveness of the Adviser’s compliance program.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
  (Unaudited)
Additional Information (continued)

The Directors noted that the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Agreement.  The Adviser was very responsive to the requests of the Board and had consistently kept the Board apprised of developments related to the Fund and the industry in general.  The Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Independent Directors discussed the performance of the Fund for the one-year, three-year, five-year and ten year periods ended January 31, 2013. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of 27 closed end international funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”). The Independent Directors noted that the one year return for the Fund ranked second amongst its peer group while the Fund ranked third, eighth and third for the three-year, five-year and ten year periods, respectively.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Directors considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. In addition, the Independent Directors reviewed information comparing the Fund’s contractual advisory fees with the Morningstar Peer Group.  The Directors discussed the potential effect of the Fund’s new fulcrum fee on Fund expenses either increasing or decreasing the base fee by 0.15%. The Directors noted the new fee calculation which begins January 1, 2013 pays the Adviser a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decrease the advisory fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”).  The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index and that the performance adjustment rate is limited to a 0.15% fee adjustment, positive or negative.  The Directors noted that the Fund’s contractual management base fee of 1.00% fell within the third quartile and ranked slightly above the Morningstar Peer Group average of 0.93%, which fell within the second quartile and that Fund’s current expense ratio of 1.44% was reasonable when compared to funds with similar asset size and complexity.  The Directors also considered the overall profitability of the Adviser, after reviewing the Adviser’s financial information.  The Directors examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Directors and the Fund’s administrator specifically for the March 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
(Unaudited)

Additional Information (continued)

The Directors concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Directors further concluded that the Adviser’s profit from advising the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available at this time that should be passed along to the Fund.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Directors considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Directors examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund and has no affiliated entities that provide services to the Fund.  The Directors concluded that any such benefits were difficult to quantify and likely not significant.

CONCLUSIONS

Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the terms of the Agreement are fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
(Unaudited)

Additional Information (concluded)

Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2012, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2013 was 0%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 100%. (unaudited)

The Fund designates 0% of dividends declared for the fiscal year July 31, 2013 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
(Unaudited)

Dividends and Distributions

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2013
(Unaudited)

Dividends and Distributions (concluded)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	July 31, 2013
Stockholders Meeting	(Unaudited)

The Fund’s Annual Stockholders meeting was held on December 4, 2012, at the offices of U.S. Bancorp Fund Services, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 17, 2012, the record date, outstanding shares of common and preferred stock were 6,230,817 and 57,639 respectively. Holders of 5,545,932 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors by each share class. The following table provides information concerning the matters voted on at the meeting:

I. (A)Election of Directors – Common and Preferred

	Votes For	Votes Against
Andrew Dakos	3,326,776	2,219,156

I. (B)Election of Directors – Preferred

	Votes For	Votes Against
Rajeev Das	31,965	21,358

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	July 31, 2013
(Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (concluded)	July 31, 2013
(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	July 31, 2013
(Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of six individuals, five of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman	1937	Director, Chief	Since	Managing Director,	Director, Brantley
615 E. Michigan Street		Financial Officer	2010 / 12 years	Hellerman Associates	Capital Corporation;
Milwaukee, WI 53202		and Chief			Director, Ironsides
		Compliance			Partners Opportunity
		Officer			Offshore Fund Ltd.;
Director, MVC
Capital, Inc.;
Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.; Director,
TM Entertainment
and Media, Inc.;
Director, Imperial
Holdings, Inc.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	July 31, 2013
(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Director, ASA Ltd.;
Park 80 West, Plaza Two,			2011 / 13 years	Mr. Goldstein has been a	Director, MVC
250 Pehle Avenue,				member of Bulldog Investors,	Capital Inc.;
Suite 708				LLC, the investment advisor	Chairman, Imperial
Saddle Brook, NJ 07663				of Special Opportunities	Holdings, Inc.;
				Fund, Inc. and the Bulldog	Chairman, Special
				Investors group of funds.	Opportunities Fund,
				He also is a member of	Inc.; Chairman,
				Kimball & Winthrop, LLC,	Brantley Capital
				the managing general partner	Corporation.
of Bulldog Investors General
Partnership, since 2012.
From 1992-2012, Mr.
Goldstein was a member of
the general partners of several
private funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Registered Investment	None
5650 El Camino Real,			2010 / 12 years	Advisor; held numerous
Suite 155				executive positions with
Carlsbad, CA 92008				Automatic Data Processing
until 1996.

Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	None
68 Lafayette Avenue			2012 / 12 years	been a Principal of the
Dumont, NJ 07628				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of the investment
advisor to the Special
Opportunities Fund, Inc.
since 2009. Treasurer of
Special Opportunities Fund,
Inc. since 2009.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (concluded)	July 31, 2013
(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Andrew Dakos	1966	Director	Since	Since its inception in 2009,	Director, Special
Park 80 West, Plaza Two			2012 / 12 years	Mr. Dakos has been a	Opportunities
250 Pehle Avenue,				member of Bulldog Investors,	Fund Inc.; Director,
Suite 708				LLC, the investment advisor	Brantley Capital
Saddle Brook, NJ 07663				of Special Opportunities	Corporation;
				Fund, Inc. and the Bulldog	Director, Imperial
				Investors group of funds.	Holdings, Inc.
He also is a member of
Kimball & Winthrop, LLC,
the managing general partner
of Bulldog Investors General
Partnership, since 2012.
From 1992-2012, Mr. Dakos
was a member of the general
partners of several private
funds in the Bulldog Investors
group of funds and in 2012
became a member of Bulldog
Holdings, LLC which became
the sole owner of such general
partners. Chief Compliance
Officer of Bulldog Investors,
LLC from 2009-2012.

Maria Eugenia Pichardo	1950	Interested	Since	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,	2011 / 3 years	Fund since the Fund’s
Bosques de las Lomas		Officer,		Inception; President and
Mexico DF 05120		President	Indefinite / 8 years	General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 2 years	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2013	FYE 7/31/2012
Audit Fees	$28,000	$27,500
Audit-Related Fees	$0	$0
Tax Fees	$3,200	$3,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2013	FYE 7/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2013	FYE 7/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

1.	Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.	Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.           Classified or “Staggered” Board

  On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

  The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.           Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.           Restrictions on Shareholders to Act by Written Consent

  Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

  The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.           Restrictions on Shareholders to Call Meetings

  The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.           Limitations, Director Liability and Indemnification

  Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

  The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.           Reincorporation

  Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

  While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.        Cumulative Voting

  Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.        Dual Classes of Stock

  In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

  The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.        Limit Directors’ Tenure

  In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

  Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.        Minimum Director Stock Ownership

  The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.        Selection of Auditor

  Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

  The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

  The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.          Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

  On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

  The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

  The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

  The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

  The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

  The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

  The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.           Employee Stock Ownership Plan (ESOPs)

  The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.           Pay Equity

  The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.           Ratio Between CEO and Worker Pay

  The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.           Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

  The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.           Changes to Charter or By-Laws

  The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.        Confidential Voting

  Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

  The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.        Equal Access to Proxy

  Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.        Golden Parachutes

  Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

  The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.          Mergers and Acquisitions

1.           Considering the Non-Financial Effects of a Merger Proposal

  Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

  The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.           Mergers, Restructuring and Spin-offs

  A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

  The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.           Poison Pills

  Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

  The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.           Anti-Greenmail Proposals

  Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.           Opt-Out of State Anti-Takeover Law

  A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

  The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2013.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM") (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$110,215,862 (1)	$0 (0)	$33,752,958 (8)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2013, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/13 to 2/28/13	0	$ 0.00	0	0
3/1/13 to 3/31/13	0	$ 0.00	0	0
4/1/13 to 4/30/13	0	$ 0.00	0	0
5/1/13 to 5/31/13	0	$ 0.00	0	0
6/1/13 to 6/30/13	0	$ 0.00	0	0
7/1/13 to 7/31/13	0	$ 0.00	0	0
Total	0	$ 0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)* /s/ Maria Eugenia Pichardo
 Maria Eugenia Pichardo, President

Date 10/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Maria Eugenia Pichardo
 Maria Eugenia Pichardo, President

Date 10/1/2013

By (Signature and Title)* _    /s/ Gerald Hellerman
                                                            Gerald Hellerman, Chief Financial Officer

Date 9/20/2013

* Print the name and title of each signing officer under his or her signature.